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                                                                   EXHIBIT 10.10


                                      NOTE


                                                      Philadelphia, Pennsylvania

                                                      Dated: January 23, 1997
$4,000,000.00

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned (collectively, the "BORROWERS") hereby promise to pay to the order of MELLON BANK, N.A. ("BANK"), the principal sum of Four Million Dollars
($4,000,000.00), together with interest thereon upon the following terms:

         1.      TERM NOTE.   This Note is the "NOTE" as defined in that
certain Loan and Security Agreement of even date herewith between Borrowers and Bank (such Loan and Security Agreement, as the same may be amended, supplemented or restated from time to time, being the "LOAN AGREEMENT") and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Loan Agreement. This Note is entitled to all the rights and remedies provided in the Loan Agreement and the Loan Documents and is secured by all Collateral as described therein.

         2.      INTEREST RATE.   Interest on the unpaid principal balance
hereof will accrue from the date of advance until final payment thereof at the rate per annum which is equal to the Prime Rate of Bank in effect from time to time (such interest rate to change immediately upon any change in the Prime
Rate).

         3.      DEFAULT INTEREST.   Interest will accrue on the outstanding
principal amount hereof following the occurrence of an Event of Default or the final maturity date hereof, until paid at a rate per annum which is four percent (4%) in excess of the non-default rate otherwise payable under PARAGRAPH 2 above (the "DEFAULT RATE").

         4. POST JUDGMENT INTEREST. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

         5.      COMPUTATION.     Interest will be computed on the basis of a
year 365/366 days and paid for the actual number of days elapsed.

         6.      PRINCIPAL AND INTEREST PAYMENTS.

                          (a)     INTEREST PAYMENTS.        Borrowers will pay
interest on the outstanding principal balance hereof monthly, on the first day of each calendar month commencing on the first day of the first calendar month following the date hereof.
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                          (b)     PRINCIPAL PAYMENTS.       Borrowers will pay
the outstanding principal balance hereof in seven (7) equal and consecutive quarterly installments of Five Hundred Thousand Dollars ($500,000.00) each, on January 23, April 23, July 23 and October 23 of each calendar year commencing on April 23, 1997, and in one final payment of the remaining principal balance hereof plus all accrued and unpaid interest thereon on January 23, 1999.

         7.      PLACE OF PAYMENT.    Principal and interest hereunder shall be
payable as provided in the Loan Agreement, or at such other place as Bank, from time to time, may designate in writing.

         8.      DEFAULT: REMEDIES.   Upon the occurrence of an Event of
Default, Bank, at its option and without notice to Borrowers, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrowers hereunder and under the other Loan Documents, together with interest accrued thereon at the applicable rate specified above to the date of the Event of Default and thereafter at the Default Rate.
Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Bank in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

         9. WAIVERS. BORROWERS AND ALL ENDORSERS HEREBY, JOINTLY AND SEVERALLY, WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF NONPAYMENT OR DISHONOR, PROTEST AND NOTICE OF PROTEST OF THIS NOTE, AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE.

         10. MISCELLANEOUS. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrowers and upon Borrowers' successors and assigns and shall benefit Bank and its successors and assigns. The prompt and faithful performance of all of Borrowers' obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

         11. JOINT AND SEVERAL LIABILITY. If there is more than one Borrower executing this Note, all agreements, conditions, covenants and provisions of this Note shall be the joint and several obligation of each Borrower.

         12. CONFESSION OF JUDGMENT. BORROWERS HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGEMENT BY CONFESSION, TO APPEAR FOR ANY BORROWER AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST SUCH BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH BORROWER FOR THE ENTIRE UNPAID OUTSTANDING





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PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY SUCH BORROWER TO
OR ON BEHALF OF BANK PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00;
AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND
AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. BORROWERS ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT THEY KNOWINGLY WAIVE THEIR RIGHT
TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTAND THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF BORROWERS IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

         IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have caused this Note to be duly executed the day and year first above written.


                                 FWA DRILLING COMPANY, INC.

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                 INTERNATIONAL PETROLEUM
                                 SERVICE COMPANY

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)




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                 [SIGNATURES CONTINUED FROM THE PRECEDING PAGE]

                                 TRIAD DRILLING COMPANY

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                 UNIVERSAL WELL SERVICES, INC.

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                 USC, INCORPORATED

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                 UTI ENERGY CORP.

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)



                 [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]





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                 [SIGNATURES CONTINUED FROM THE PRECEDING PAGE]

                                 UTICO, INC.

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                 VIERSEN & COCHRAN
                                 DRILLING COMPANY

                                 By: /s/ P. Blake Dupuis
                                 Name/Title: P. Blake Dupuis, Vice President
(CORPORATE SEAL)





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